THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

OPTION TO PURCHASE COMMON STOCK

OF

GEM SOLUTIONS, INC.

Void after December 7, 2016

This certifies that, for value received, Rusty Wright (“Holder”) is entitled, subject to the terms set forth below, to purchase from GeM Solutions, Inc., a Delaware corporation (the “Company”), shares of the common stock, $.001 par value per share, of the Company (“Common Stock”), as constituted on the date hereof, with the Notice of Exercise attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or as otherwise provided in Section 3 hereof, at the Exercise Price then in effect. The number, character and Exercise Price of the shares of Common Stock issuable upon exercise hereof are subject to adjustment as provided herein.

1. Term of Option. Subject to compliance with the vesting provisions identified at Section 2.3 hereof, this Option shall be exercisable, in whole or in part, during the term commencing on the Option Issue Date and ending at 5:00 p.m. EST on December 7, 2016 (the “Option Expiration Date”) and shall be void thereafter.

2. Number of Shares, Exercise Price and Vesting Provisions.

2.1 Number of Shares. The number of shares of Common Stock which may be purchased pursuant to this Option shall be 350,000 shares (the “Shares”), subject, however, to adjustment pursuant to Section 11 hereof.

2.2 Exercise Price. The Exercise Price at which this Option, or portion thereof, may be exercised shall be $0.25 per Share, subject, however, to adjustment pursuant to Section 11 hereof.

2.3 Vesting. Subject to Sections 11 and 3.3(a) hereof, this Option shall vest in accordance with the following schedule:

(i) Options to purchase 116,666 shares shall vest and become exercisable on June 8, 2007;

(ii) Options to purchase 116,667 shares shall vest and become exercisable on December 8, 2007; and

(iii) Options to purchase 116,667 shares shall vest and become exercisable on June 8, 2008.

3. Exercise of Option.

3.1 Payment of Exercise Price. Subject to the terms hereof, the purchase rights represented by this Option are exercisable by the Holder in whole or in part, at any time, or from time to time, by the surrender of this Option and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) accompanied by payment of the Exercise Price in full (i) in cash or by bank or certified check for the Shares with respect to which this Option is exercised; (ii) by delivery to the Company of shares of the Company’s Common Stock having a Fair Market Value (as defined below) equal to the aggregate Exercise Price of the Shares being purchased which Holder is the record and beneficial owner of and which have been held by the Holder for at least six (6) months; provided, however, that such method of payment is then permitted under applicable law; (iii) if the sale of the Shares is covered by an effective registration statement, by delivering to the Company a Notice of Exercise together with an irrevocable direction to a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to sell a sufficient portion of the Shares and deliver the sales proceeds directly to the Company to pay the Exercise Price; (iv) by set off against any amounts owed to the Holder by the Company; (v) by reducing the number of shares of Common Stock otherwise issuable under the Option to the Holder upon the exercise of the Option by a number of shares of Common Stock having a Fair Market Value (as defined below) equal to the aggregated exercise price; provided, however, that such method of payment is then permitted under applicable law; (vi) to the extent permitted by applicable law, by: (A) delivery of a promissory note of the Holder to the Company on terms determined by the Board of Directors (the “Board”), or (B) payment of such other lawful consideration as the Board may determine; or (vii) by any combination of the procedures set forth in subsections (i), (ii), (iii), (iv), (v), and (vi) of this Section 3.1.

3.2 Fair Market Value. If previously owned shares of Common Stock are tendered as payment of the Exercise Price, the value of such shares shall be the “Fair Market Value” of such shares on the trading date immediately preceding the date of exercise. For the purpose of this Agreement, the “Fair Market Value” shall be:

(a) If the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), the Fair Market Value on any given date shall be the average of the highest bid and lowest asked prices of the Common Stock as reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported;

(b) If the Common Stock is admitted to trading on a United States securities exchange or the NASDAQ National Market System, the Fair Market Value on any date shall be the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last day preceding such date for which a sale was reported;

(c) If the Common Stock is traded in the over-the-counter market and not on any national securities exchange nor in the NASDAQ Reporting System, the Fair Market Value shall be the average of the mean between the last bid and ask prices per share, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, or if not so reported, the average of the closing bid and asked prices for a share as furnished to the Company by any member of the National Association of Securities Dealers, Inc., selected by the Company for that purpose; or

(d) If the Fair Market Value of the Common Stock cannot be determined on the basis previously set forth in this definition on the date that the Fair Market Value is to be determined, the Board of Directors of the Company shall in good faith determine the Fair Market Value of the Common Stock on such date.

If the tender of previously owned shares would result in an issuance of a whole number of Shares and a fractional Share of Common Stock, the value of such fractional share shall be paid to the Company in cash or by check by the Holder.

3.3 Termination of Employment or Service; Death.

(a) If Holder shall cease to be employed by or provide management services to the Company as a result of Holder resigning or otherwise voluntarily leaving the employ of the Company or ceasing to provide services to the Company, all Options may be exercised only within ninety (90) days after the termination of employment or cessation of service and prior to the Option Termination Date. In the event that any termination of employment or cessation of service shall be for Cause (as defined below), then this Option shall forthwith terminate. In the event that the Company shall terminate Holder’s employment with Company or service relationship with the Company for any reason other than for Cause (as defined below), all Options may be exercised at any time within two (2) years after such termination of employment or service relationship and prior to the Option Termination Date.

For purposes of this Option, the term “Cause” shall mean (a) if Holder is a party to a written agreement with the Company, or provides services to the Company pursuant to a services agreement between the Company and a third party, which contains a definition of “cause” or “for cause” or words of similar import for purposes of termination of employment or service thereunder by the Company, “cause” or “for cause” as defined in such agreement; (b) in all other cases (i) the Holder’s intentional, persistent failure, dereliction, or refusal to perform such duties as are reasonably assigned to him or her by the officers or directors of the Company; (ii) the Holder’s fraud, dishonesty or other deliberate injury to the Company in the performance of his or her duties on behalf of, or for, the Company; (iii) the Holder’s conviction of a crime which constitutes a felony involving moral turpitude, fraud or deceit in the jurisdiction in which the Holder is employed, regardless of whether such crime involves the Company; (iv) the willful commission by the Holder of a criminal or other act that causes substantial economic damage to the Company or substantial injury to the business reputation of the Company; or (v) the Holder’s material breach of his or her employment agreement, or the material breach of a services agreement by and between the Company and a third party pursuant to which the Holder provides services to the Company, if any. For purposes of this Option, no act, or failure to act, on the part of any person shall be considered “willful” unless done or omitted to be done by the person other than in good faith and without reasonable belief that the person’s action or omission was in the best interest of the Company.

(b) If Holder shall die while employed by or providing services to the Company and prior to the Option Termination Date, any Options then exercisable may be exercised only within one (1) year after Holder’s death, prior to the Option Termination Date, and only by the Holder’s personal representative or persons entitled thereto under the Holder’s will or the laws of descent and distribution.

(c) This Option may not be exercised for more Shares (subject to adjustment as provided in Section 11 hereof) after the termination of the Holder’s employment, cessation of services to the Company, or death, as the case may be, than the Holder was entitled to purchase thereunder at the time of the termination of the Holder’s employment, the cessation of services to the Company, or death.

3.4 Exercise Date; Delivery of Certificates. This Option shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and Holder shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the Holder a certificate or certificates for the number of Shares issuable upon such exercise. In the event that this Option is exercised in part, the Company at its expense will execute and deliver a new Option of like tenor exercisable for the number of shares for which this Option may then be exercised.

4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Option. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

5. Replacement of Option. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Option, the Company at its expense shall execute and deliver, in lieu of this Option, a new Option of like tenor and amount.

6. Rights of Stockholder. Except as otherwise contemplated herein, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Option shall have been exercised as provided herein.

7. Transfer of Option.

7.1. Non-Transferability. This Option shall not be assigned, transferred, pledged or hypothecated in any way, nor subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions hereof, and the levy of an execution, attachment, or similar process upon the Option, shall be null and void and without effect.

7.2. Compliance with Securities Laws; Restrictions on Transfers. In addition to restrictions on transfer of this Option and Shares set forth in Section 7.1 above.

(a) The Holder of this Option, by acceptance hereof, acknowledges that this Option and the Shares to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment (unless such shares are subject to resale pursuant to an effective prospectus), and that the Holder will not offer, sell or otherwise dispose of any Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of applicable federal and state securities laws. Upon exercise of this Option, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Shares of Common Stock so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment (unless such shares are subject to resale pursuant to an effective prospectus), and not with a view toward distribution or resale.

(b) Neither this Option nor any share of Common Stock issued upon exercise of this Option may be offered for sale or sold, or otherwise transferred or sold in any transaction which would constitute a sale thereof within the meaning of the 1933 Act, unless (i) such security has been registered for sale under the 1933 Act and registered or qualified under applicable state securities laws relating to the offer and sale of securities; or (ii) exemptions from the registration requirements of the 1933 Act and the registration or qualification requirements of all such state securities laws are available and the Company shall have received an opinion of counsel that the proposed sale or other disposition of such securities may be effected without registration under the 1933 Act and would not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and such opinion to be satisfactory to the Company. The Holder of this Option, by acceptance hereof, acknowledges that the Company has no obligation to file a registration statement with the Securities and Exchange Commission or any state securities commission to register the issuance of the Shares upon exercise hereof or the sale or transfer of the Shares after issuance.

(c) All Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws).

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES REPRESENTED HEREBY HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION THEREFROM.

(d) Holder recognizes that investing in the Option and the Shares involves a high degree of risk, and Holder is in a financial position to hold the Option and the Shares indefinitely and is able to bear the economic risk and withstand a complete loss of its investment in the Option and the Shares. The Holder is a sophisticated investor and is capable of evaluating the merits and risks of investing in the Company. The Holder has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management, has been given full and complete access to information concerning the Company, and has utilized such access to its satisfaction for the purpose of obtaining information or verifying information and has had the opportunity to inspect the Company’s operation. Holder has had the opportunity to ask questions of, and receive answers from the management of the Company (and any person acting on its behalf) concerning the Option and the Shares and the agreements and transactions contemplated hereby, and to obtain any additional information as Holder may have requested in making its investment decision.

(e) Holder acknowledges and represents: (i) that he has been afforded the opportunity to review and is familiar with the business prospects and finances of the Company and has based his decision to invest solely on the information contained therein and has not been furnished with any other literature, prospectus or other information except as included in such reports; (ii) Holder is acquiring the Options and Shares for investment purposes only and not with a view toward distribution; (iii) he understands that no federal or state agency has approved or disapproved the Option or Shares or made any finding or determination as to the fairness of the Option and Common Stock for investment; and (iv) that the Company has made no representations, warranties, or assurances as to (A) the future trading value of the Common Stock, (B) whether there will be a public market for the resale of the Common Stock or (C) the filing of a registration statement with the Securities and Exchange Commission or any state securities commission to register the issuance of the Shares upon exercise hereof or the sale or transfer of the Shares after issuance.

8. Reservation and Issuance of Stock; Payment of Taxes.

(a) The Company covenants that during the term that this Option is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Shares upon the exercise of this Option, and from time to time will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon the exercise of the Option.

(b) The Company further covenants that all shares of Common Stock issuable upon the due exercise of this Option will be free and clear from all taxes or liens, charges and security interests created by the Company with respect to the issuance thereof, however, the Company shall not be obligated or liable for the payment of any taxes, liens or charges of Holder, or any other party contemplated by Section 7, incurred in connection with the issuance of this Option or the Common Stock upon the due exercise of this Option. The Company agrees that its issuance of this Option shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Common Stock upon the exercise of this Option. The Common Stock issuable upon the due exercise of this Option, will, upon issuance in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable.

(c) Upon exercise of the Option, the Company shall have the right to require the Holder to remit to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements prior to the delivery of any certificate for Shares of Common Stock purchased pursuant to the Option, if in the opinion of counsel to the Company such withholding is required under applicable tax laws.

(d) If Holder is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements, Holder may pay such amount (i) in cash; (ii) in the discretion of the Board of Directors of the Company, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value equal to the tax obligation provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the Holder for at least six (6) months; (iii) in the discretion of the Board of Directors of the Company, through the withholding of Shares of Common Stock otherwise issuable to the Holder in connection with the Option exercise; or (iv) in the discretion of the Board of Directors of the Company, through a combination of the procedures set forth in subsections (i), (ii) and (iii) of this Section 8(d).

9. Notices.

(a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Option.

(b) All notices, advices and communications under this Option shall be deemed to have been given, (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing, addressed as follows:

If to the Company:

GeM Solutions, Inc.

7935 Airport Pulling Road

Suite 201

Naples, FL 34109

With a copy to:

Fox Rothschild LLP

P.O. Box 5231

Princeton, NJ 08543-5231

Attn.: Vincent A. Vietti, Esquire

and to the Holder:

at the address set forth in the records of the Company.

Either of the Company or the Holder may from time to time change the address to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Paragraph 9.

10. Amendments.

(a) The Company may amend, modify or terminate this Option, including but not limited to, substituting therefor another Option of the same or a different type and changing the date of exercise or realization, provided that the Holder’s consent to such action shall be required unless the Company determines that the action, taking into account any related action, would not materially and adversely affect the Holder.

(b) No waivers of, or exceptions to, any term, condition or provision of this Option, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

11. Adjustments. The number of Shares of Common Stock purchasable hereunder and the Exercise Price is subject to adjustment from time to time upon the occurrence of certain events, as follows:

11.1. Split, Subdivision, Combination of Shares, Reclassification or Recapitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, applicable to securities as to which purchase rights under this Option exist or any distribution to holders of the securities as to which purchase rights under this Option exist other than an ordinary cash dividend, the Exercise Price and the number and kind of securities issuable upon exercise of this Option shall be proportionately adjusted. Any adjustment under this Section 11.1 shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend. If this Section 11.1 applies and Section 11.3 also applies to any event, Section 11.3 shall be applicable to such event, and this Section 11.1 shall not be applicable.

11.2 Liquidation or Dissolution. In the event the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, this Option will: (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation, dissolution, sale or disposition, and (ii) terminate effective upon such liquidation, dissolution, sale or disposition, except to the extent exercised before such effective date

11.3 Reorganization and Change in Control Events.

(1) Definitions.

(a) A “Reorganization Event” shall mean:

(i) any merger or consolidation of the Company with or into another entity as a result of which all of the outstanding shares of Common Stock are converted into or exchanged for the right to receive cash, securities or other property; or

(ii) any exchange of all of the outstanding shares of Common Stock for cash, securities or other property pursuant to a share exchange transaction.

(b) A “Change in Control Event” shall mean:

(i) the acquisition by an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (each, a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 30% or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan or related trust sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined in Section 11.3(1)(b)(iii) below) that complies with clauses (x) and (y) of subsection (iii) of this definition;

(ii) an event that results in the Continuing Directors (as defined below) not constituting a majority of the Board (or, if applicable, the board of directors of a successor corporation to the Company). “Continuing Director” means, at any date, a member of the Board: (x) who was a member of the Board on the date of the initial issuance of this Option, or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

(iii) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination, which shall include, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Common Stock and Outstanding Voting Securities, respectively, immediately prior to such Business Combination, and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan or related trust maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 30% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

(2) Effect on Option.

(a) Reorganization Event. Upon the occurrence of a Reorganization Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to a Reorganization Event (regardless of whether such event will result in a Change in Control Event), this Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided, however, that if such Reorganization Event also constitutes a Change in Control Event, such assumed or substituted options shall be immediately exercisable in full upon the occurrence of such Reorganization Event. For purposes hereof, this Option shall be considered to be assumed if, following consummation of the Reorganization Event, this Option confers the right to purchase, for each share of Common Stock subject to this Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation (or an affiliate thereof), provide for the consideration to be received upon the exercise of this Option to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, this, then the this Options shall become exercisable in full as of a date at least thirty (30) days prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by Holder before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the “Acquisition Price”), then this Option shall terminate upon consummation of such Reorganization Event and Holder shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which: (A) the Acquisition Price multiplied by the number of shares of Common Stock issuable upon exercise of this Option (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

(b) Change in Control Event that is not a Reorganization Event. Upon the occurrence of a Change in Control Event that does not also constitute a Reorganization Event, this Option shall automatically become immediately exercisable in full.

12. Intentionally Omitted.

13. Severability. Whenever possible, each provision of this Option shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Option is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Option in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Option shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

14. Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, interpretation and enforceability of this Option and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Florida, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

15. Jurisdiction. The Holder and the Company agree to submit to personal jurisdiction and to waive any objection as to venue in the federal or state courts of Florida. Service of process on the Company or the Holder in any action arising out of or relating to this Option shall be effective if mailed to such party at the address listed in Section 9 hereof.

16. Arbitration. If a dispute arises as to interpretation of this Option, it shall be decided finally by three arbitrators in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration. The arbitrators shall be appointed as follows: one by the Company, one by the Holder and the third by the said two arbitrators, or, if they cannot agree, then the third arbitrator shall be appointed by the American Arbitration Association. The third arbitrator shall be chairman of the panel and shall be impartial. The arbitration shall take place in the county in which the Company’s corporate headquarters is located. The decision of a majority of the arbitrators shall be conclusively binding upon the parties and final, and such decision shall be enforceable as a judgment in any court of competent jurisdiction. Each party shall pay the fees and expenses of the arbitrator appointed by it, its counsel and its witnesses. The parties shall share equally the fees and expenses of the impartial arbitrator.

17. Corporate Power; Authorization; Enforceable Obligations. The execution, delivery and performance by the Company of this Option: (i) are within the Company’s corporate power; (ii) have been duly authorized by all necessary or proper corporate action; (iii) are not in contravention of the Company’s articles of incorporation or bylaws; (iv) will not violate in any material respect, any law or regulation, including any and all Federal and state securities laws, or any order or decree of any court or governmental instrumentality; and (v) will not, in any material respect, conflict with or result in the breach or termination of, or constitute a default under any agreement or other material instrument to which the Company is a party or by which the Company is bound.

18. Successors and Assigns. This Option shall inure to the benefit of and be binding on the respective successors, assigns and legal representatives of the Holder and the Company.

[Signature page follows]

IN WITNESS WHEREOF, the Company and Holder have caused this Option to be executed this 8th day of December, 2006.

GeM Solutions, Inc.
By:	/s/ John E. Baker

John E. Baker, Chief Financial Officer

AGREED AND ACCEPTED:
Rusty Wright
/s/ Rusty Wright

Signature

[Signature Page to Option]

NOTICE OF EXERCISE

TO:	Chief Executive Officer GeM Solutions, Inc. 7935 Airport Pulling Road Suite 201 Naples, FL 34109

(1) The undersigned hereby elects to purchase ___________ shares of Common Stock of GeM Solutions, Inc. pursuant to the terms of the attached Option, and tenders herewith payment of the purchase price for such shares in full in the following manner (please check one of the following choices):

In Cash
Cashless exercise through a broker;
Delivery of previously owned shares;
Cashless exercise by reducing the number of shares of Common Stock otherwise issuable under the Option; or
Set off against amounts owed to the undersigned.

(2) In exercising this Option, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment (unless such shares are subject to resale pursuant to an effective prospectus), and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

(3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.

(Date)	(Signature)